                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report:  July 12, 1996



                               VARITY CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                        1-5190                22-3091314
- ----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)         Identification No.)



  672 DELAWARE AVENUE, BUFFALO, NEW YORK                        14209
 ----------------------------------------                     --------
 (Address of principal executive offices)                    (Zip Code)




                 Registrant's telephone number:  (716) 888-8000



                        This document consists of 9 pages

Item 2.   DISPOSITION OF ASSETS

          (a) In connection with the merger of Hayes Wheels International, Inc. (Hayes Wheels) and MWC Holdings, Inc. (MWC), on July 2, 1996, Varity Corporation (the Company) completed the previously announced sale of its entire 46.3% ownership interest in Hayes Wheels to MWC. In consideration for its 8,144,000 shares of Hayes Wheels common stock, the Company received approximately $235 million in cash ($28.80 per share of Hayes Wheels common stock) and 814,400 shares of newly issued common stock of Hayes Wheels, the surviving company subsequent to the merger of Hayes Wheels and MWC.

Item 7.   FINANCIAL STATEMENTS

          (b)  Pro forma condensed financial information.

                        PRO FORMA CONSOLIDATED CONDENSED
                        FINANCIAL INFORMATION (UNAUDITED)


     In connection with the merger of Hayes Wheels and MWC, on July 2, 1996, the Company completed the previously announced sale of its entire 46.3% ownership interest in Hayes Wheels to MWC. In consideration for its 8,144,000 shares of Hayes Wheels common stock, the Company received approximately $235 million in cash ($28.80 per share of Hayes Wheels common stock) and 814,400 shares of newly issued common stock of Hayes Wheels, the surviving company subsequent to the merger of Hayes Wheels and MWC.

     The Company currently intends to utilize a portion of the net proceeds received to redeem the outstanding Canadian $1.625 Cumulative Redeemable Convertible Exchangeable Preferred Class II Stock, Series A (Class II Preferreds), pursuant to its July 12, 1996 notification to holders of its intention to redeem such stock, and intends to defease its $150 million, 11-3/8% Senior Notes due 1998 (Senior Notes). The Company expects to redeem the Senior Notes on November 15, 1996 at their principal amount plus accrued interest. The following unaudited pro forma consolidated condensed financial information assumes that the sale of Hayes Wheels common stock, redemption of the Class II Preferreds and the in-substance defeasance of the Senior Notes had been completed as of February 1, 1995 for the consolidated condensed statements of operations information, and as of April 30, 1996 for the consolidated condensed balance sheet information. However, there can be no assurance that the redemption of the Class II Preferreds and defeasance of the Senior Notes will be consummated or that the terms of these anticipated transactions will be as assumed in the following pro forma consolidated condensed financial information.

     The pro forma consolidated condensed financial information is provided for informational purposes only and may not be indicative of the results that would have occurred if the transaction had been effected on the dates indicated or which may be obtained in the future. The pro forma consolidated condensed financial information and accompanying notes should be read in conjunction with the consolidated condensed financial statements and notes thereto included in the Company's Form 10-Q for the fiscal quarter ended April 30, 1996.


                                                                               3

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

                                                         VARITY CORPORATION

                                      PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                  THREE MONTHS ENDED APRIL 30, 1996

                                                             (Unaudited)

                                           (Dollars in millions except per share amounts)




                                                                                 Pro Forma           Pro Forma
                                                                                Adjustments          Adjusted
                                                                                for Sale of         for Sale of
                                                                               Hayes Wheels        Hayes Wheels
                                                              Actual           Common Stock        Common Stock
                                                          --------------       -------------       -------------
SALES                                                     $        585.1       $                   $       585.1
                                                          --------------       -------------       -------------
EXPENSES:
    Cost of goods sold                                             478.4                                   478.4
    Marketing, general and administration                           43.3                                    43.3
    Engineering and product development                             27.0                                    27.0
    Interest, net                                                    5.2                (4.9)(a)             0.3
    Other expense, net                                               0.6                                     0.6
    Restructuring charge                                             5.0                                     5.0
                                                          --------------       -------------       -------------
                                                                   559.5                (4.9)              554.6
                                                          --------------       -------------       -------------

INCOME BEFORE INCOME TAXES AND EARNINGS
     OF ASSOCIATED COMPANIES                                        25.6                 4.9                30.5

Income tax provision                                               (6.4)                                    (6.4)
                                                          --------------       -------------       -------------

INCOME BEFORE EARNINGS OF ASSOCIATED COMPANIES                      19.2                 4.9                24.1

Equity in earnings of associated companies                           2.8                (2.8)(b)               -
                                                          --------------      --------------       -------------
Income from continuing operations                         $         22.0       $         2.1       $        24.1
                                                          --------------       -------------       -------------
                                                          --------------       -------------       -------------
EARNINGS PER COMMON SHARE FROM
     CONTINUING OPERATIONS                                $         0.54                           $        0.61




                                See Notes to Pro Forma Consolidated Condensed Financial Information.

                                                                                                               4



                                                         VARITY CORPORATION

                                      PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                     YEAR ENDED JANUARY 31, 1996

                                                             (Unaudited)

                                           (Dollars in millions except per share amounts)


                                                                                                     Pro Forma        Pro Forma
                                                                                                    Adjustments       Adjusted
                                                                                                    for Sale of      for Sale of
                                                                                                   Hayes Wheels     Hayes Wheels
                                                                                Actual             Common Stock     Common Stock
                                                                            -----------           --------------    -------------
SALES                                                                       $   2,375.0           $                 $   2,375.0
                                                                            -----------           --------------    -------------
EXPENSES:
    Cost of goods sold                                                          1,918.7                                 1,918.7
    Marketing, general and administration                                         174.3                                   174.3
    Engineering and product development                                            99.5                                    99.5
    Interest, net                                                                  18.2               (19.7)(a)            (1.5)
    Other income, net                                                              (0.5)                                   (0.5)
    Restructuring charges, net                                                     14.6                                    14.6
                                                                            -----------           --------------    -------------
                                                                                2,224.8               (19.7)            2,205.1
                                                                            -----------           --------------    -------------

INCOME BEFORE INCOME TAXES AND EARNINGS
     OF ASSOCIATED COMPANIES                                                      150.2                19.7               169.9

Income tax provision                                                              (37.9)                                  (37.9)
                                                                            -----------           --------------    -------------

INCOME BEFORE EARNINGS OF ASSOCIATED COMPANIES                                    112.3                19.7               132.0

Equity in earnings (losses) of associated companies                                12.7               (13.1)(b)            (0.4)
                                                                            -----------           --------------    -------------

Income from continuing operations                                           $     125.0           $     6.6         $     131.6
                                                                            -----------           --------------    -------------
                                                                            -----------           --------------    -------------

EARNINGS PER COMMON SHARE FROM CONTINUING
   OPERATIONS                                                               $       2.99                            $       3.20



                                   See Notes to Pro Forma Consolidated Condensed Financial Information.

                                                                                                                               5


                                                         VARITY CORPORATION
                                           PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                                           APRIL 30, 1996

                                                             (Unaudited)

                                                        (Dollars in millions)

                                                                                   Pro Forma              Pro Forma
                                                                                  Adjustments             Adjusted
                                                                                  for Sale of            for Sale of
                                                                                 Hayes Wheels           Hayes Wheels
                                                              Actual             Common Stock           Common Stock
                                                          --------------        ---------------        --------------
ASSETS
Current assets:
 Cash and cash equivalents                                $       37.7           $      35.6 (c)        $       73.3
 Marketable securities                                            33.2                  26.0 (d)                59.2
 Receivables                                                     388.2                                         388.2
 Inventories                                                     159.4                                         159.4
 Prepaid expenses and other                                       27.8                                          27.8
                                                          ------------           -----------            ------------
Total current assets                                             646.3                  61.6                   707.9

Investments in associated and other companies                    120.9                (116.3)(e)                 4.6
Fixed assets, net                                                685.1                                         685.1
Other assets and intangibles                                     383.2                  (0.8)(f)               382.4
                                                          ------------           -----------            ------------
                                                          $    1,835.5           $     (55.5)           $    1,780.0
                                                          ------------            -----------           ------------
                                                          ------------            -----------           ------------
LIABILITIES
Current liabilities:
 Current portion of long-term debt and notes payable      $       20.5           $                      $       20.5
 Accounts payable                                                271.4                                         271.4
 Accrued liabilities                                             236.6                  38.2 (g)               267.0
                                                                                        (7.8)(c)
                                                          ------------           -----------            ------------
Total current liabilities                                        528.5                  30.4                   558.9
                                                          ------------           -----------            ------------
Non-current liabilities:
 Long-term debt                                                  150.5                (150.0)(c)                 1.7
                                                                                         1.2 (h)
 Other long-term liabilities                                     327.0                                         327.0
                                                          ------------           -----------            ------------
Total non-current liabilities                                    477.5                (148.8)                  328.7
                                                          ------------            -----------           ------------
STOCKHOLDERS' EQUITY:
 Preferred stock                                                   6.8                  (6.8)(c)                   -
 Common stock                                                    643.6                                         643.6
 Contributed surplus                                             656.3                 (30.0)(c)               626.3
 Deficit                                                        (274.5)                105.0 (i)              (176.3)
                                                                                        (6.8)(j)
 Other                                                           (24.8)                  0.3 (k)               (23.3)
                                                                                         1.2 (k)
 Treasury stock at cost                                         (177.9)                                       (177.9)
                                                          ------------           -----------            ------------
Total stockholders' equity                                       829.5                  62.9                   892.4
                                                          ------------           -----------            ------------
                                                          $    1,835.5           $     (55.5)           $    1,780.0
                                                          ------------           -----------            ------------
                                                          ------------           -----------            ------------

                                See Notes to Pro Forma Consolidated Condensed Financial Information.
                                                                                                                    6


                   NOTES TO PRO FORMA CONSOLIDATED CONDENSED
                        FINANCIAL INFORMATION (UNAUDITED)




(a) To reflect the reduction in interest expense associated with the Senior Notes that would have been defeased based on the intended use of the estimated net proceeds from the sale of Hayes Wheels common stock, to reverse the amortization of debt issuance costs and discount associated with the Senior Notes and to reflect interest income earned on residual cash proceeds. For pro forma purposes, it was assumed that the Senior Notes were eliminated from the financial statements through an in-substance defeasance at the beginning of the period, with redemption to occur on November 15, 1996. The interest expense due on the Senior Notes through the date of redemption would have been reported as a component of the extraordinary loss recorded on the early extinguishment of debt. The pro forma consolidated condensed statements of operations do not include the extraordinary loss.

     No additional tax expense would have been recorded as any net increase in pre-tax income would have been offset through the use of tax loss carryforwards.

(b) To eliminate the equity in earnings of Hayes Wheels. As a result of the Company's 46.3% ownership interest in Hayes Wheels, the Company accounted for its investment on the equity method of accounting. All transactions between the Company and Hayes Wheels during the periods presented were made at arms-length terms and are reflected as such in the consolidated condensed statements of operations.

(c) Represents the application of estimated net proceeds arising from the sale including $157.8 million for the in-substance defeasance of the Senior Notes (including $7.8 million of interest accrued as of April 30, 1996) and $36.8 million relating to the redemption of the Class II Preferreds. Additionally, in connection with the in-substance defeasance of the Senior Notes, an amount representing the interest expense due on the Senior Notes from April 30, 1996 to the date of their redemption (November 15, 1996), net of interest income earned, has been presented as a reduction to the net proceeds received from the sale.

(d) To record the consideration received in the form of 814,400 shares of newly issued common stock of Hayes Wheels, the surviving company subsequent to the merger of Hayes Wheels and MWC. The securities received are available-for-sale as defined in Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." For pro forma purposes, the price at which the shares were initially offered at has been used in the balance sheet as of April 30, 1996.

(e) To eliminate the Company's 46.3% investment in Hayes Wheels accounted for under the equity method of accounting.

(f) To write-off unamortized deferred debt issuance costs associated with the existing Senior Notes defeased in adjustment (c). The pro forma consolidated condensed statements of operations exclude the write-off of these unamortized deferred debt issuance costs as they would have been a component of the extraordinary loss recorded on the early extinguishment of debt.

(g) To reflect the estimated liability associated with transaction fees and income and other taxes payable resulting from the sale of Hayes Wheels common stock.

(h) To write-off unamortized discount associated with the existing Senior Notes defeased in adjustment (c). The pro forma consolidated condensed statements of operations exclude the write-off of the unamortized discount as it would have been a component of the extraordinary loss recorded on the early extinguishment of debt.

(i) To reflect the net gain on the sale of Hayes Wheels common stock. The pro forma consolidated condensed statements of operations exclude the non-recurring $105 million gain arising from the sale.

(j) To reflect an extraordinary loss associated with the defeasance of the Senior Notes. See adjustments (c), (f) and (h). The pro forma consolidated condensed statements of operations exclude this loss.

(k) To write-off the Company's 46.3% share of Hayes Wheels' pension liability adjustment and foreign currency translation adjustment recorded as a component of the Company's stockholders' equity against the gain on sale of Hayes Wheels common stock.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        VARITY CORPORATION
                                        (Registrant)




                                        By:  /s/ Mark J. MacGuidwin
                                             ------------------------------

                                             Mark J. MacGuidwin
                                             Vice President,
                                             Controller (Principal
                                             Accounting Officer)






Date:  July 12, 1996


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